COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
 DREYFUS BOND MARKET INDEX FUND RETAIL SHARES AND THE
 LEHMAN BROTHERS GOVERNMENT / CORPORATE  BOND INDEX


 EXHIBIT A:
 ___________________________________________________
|           |  DREYFUS BOND      LEHMAN BROTHERS   |
|           |     MARKET          GOVERNMENT /     |
|  PERIOD   |   INDEX FUND          CORPORATE      |
|           | (RETAIL SHARES)     BOND INDEX *     |
|-----------|--------------------------------------|
| 11/30/93  |          10,000               10,000 |
| 10/31/94  |           9,632                9,645 |
| 10/31/95  |          11,116               11,204 |
| 10/31/96  |          11,638               11,808 |
|-----------|--------------------------------------|


 * Source: Lehman Brothers


          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
          IN DREYFUS DISCIPLINED MIDCAP STOCK FUND RETAIL
          SHARES AND THE STANDARD & POOR'S MIDCAP
          400 INDEX

          EXHIBIT A:
          ____________________________________________
         |           |  DISCIPLINED   |  STANDARD    |
         |           |     MIDCAP     |  & POOR'S    |
         |  PERIOD   |   STOCK FUND   |  MIDCAP 400  |
         |           |(RETAIL SHARES) |   INDEX *    |
         |-----------|----------------|--------------|
         | 11/12/93  |         10,000 |       10,000 |
         | 10/31/94  |          9,823 |       10,238 |
         | 10/31/95  |         12,139 |       12,410 |
         | 10/31/96  |         15,368 |       14,563 |
         |-----------|----------------|--------------|


          * Source: Lipper Analytical Services, Inc.


          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
          DREYFUS DISCIPLINED STOCK FUND RETAIL SHARES AND THE
          STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX


          EXHIBIT A:
          _______________________________________________
         |          |  DISCIPLINED   |    STANDARD      |
         |          |     STOCK      |   & POOR'S 500   |
         |  PERIOD  |      FUND      | COMPOSITE STOCK  |
         |          |(RETAIL SHARES) |  PRICE INDEX *   |
         |----------|----------------|------------------|
         | 12/31/87 |         10,000 |           10,000 |
         | 10/31/88 |         11,080 |           11,623 |
         | 10/31/89 |         14,084 |           14,686 |
         | 10/31/90 |         13,650 |           13,587 |
         | 10/31/91 |         18,464 |           18,128 |
         | 10/31/92 |         20,321 |           19,932 |
         | 10/31/93 |         23,869 |           22,904 |
         | 10/31/94 |         24,541 |           23,788 |
         | 10/31/95 |         30,512 |           30,067 |
         | 10/31/96 |         38,182 |           37,308 |
         |----------|----------------|------------------|


          * Source: Lipper Analytical Services, Inc.


          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS DISCIPLINED EQUITY INCOME FUND RETAIL SHARES WITH THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE LIPPER EQUITY INCOME FUND INDEX

          EXHIBIT A:
          ____________________________________________________________
         |         |     DREYFUS              STANDARD |   LIPPER    |
         |         |   DISCIPLINED            & POOR'S |   EQUITY    |
         |         |     EQUITY        500 COMPOSITE   |   INCOME    |
         | PERIOD  |   INCOME FUND         STOCK       |    FUND     |
         |         | (RETAIL SHARES)    PRICE INDEX*   |   INDEX*    |
         |---------|-----------------------------------|-------------|
         | 9/2/94  |          10,000            10,000 |      10,000 |
         |10/31/94 |           9,950             9,975 |       9,864 |
         |10/31/95 |          12,286            12,609 |      11,631 |
         |10/31/96 |          15,257            15,645 |      13,944 |
         |---------|-----------------------------------|-------------|



          * Source: Lipper Analytical Services, Inc.


 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
 DREYFUS DISCIPLINED INTERMEDIATE BOND FUND INSTITUTIONAL
 SHARES AND RETAIL SHARES AND THE LEHMAN BROTHERS AGGREGATE
 BOND INDEX

 EXHIBIT A:
 ______________________________________________________________
|           |     DREYFUS          DREYFUS     |
|           |   DISCIPLINED      DISCIPLINED   |
|           |   INTERMEDIATE     INTERMEDIATE  |    LEHMAN
|           |    BOND FUND        BOND FUND    |   BROTHERS
|  PERIOD   |  (INSTITUTIONAL      (RETAIL     |    AGGREGATE
|           |     SHARES)          SHARES)     |    BOND INDEX*
|-----------|----------------------------------|---------------
|  11/1/95  |           10,000          10,000 |        10,000
|  1/31/96  |           10,296          10,302 |        10,361
|  4/30/96  |            9,937           9,950 |        10,053
|  7/31/96  |           10,042          10,061 |        10,195
| 10/31/96  |           10,418          10,445 |        10,585
|-----------|----------------------------------|---------------

 * Source: Lehman Brothers


          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND INSTITUTIONAL SHARES AND RETAIL SHARES AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE(R)) INDEX

          EXHIBIT A:
          _________________________________________________________________
         |          |                  |                |     MORGAN      |
         |          |                  |                |     STANLEY     |
         |          |  INTERNATIONAL   | INTERNATIONAL  |     CAPITAL     |
         |          |      EQUITY      |     EQUITY     |  INTERNATIONAL  |
         |          |    ALLOCATION    |   ALLOCATION   |     EUROPE,     |
         |          |       FUND       |      FUND      |  AUSTRALASIA,   |
         |  PERIOD  |  (INSTITUTIONAL  |    (RETAIL     |    FAR EAST     |
         |          |     SHARES)      |    SHARES)     |(EAFE(R)) INDEX* |
         |----------|------------------|----------------|-----------------|
         | 9/15/94  |           10,000 |         10,000 |          10,000 |
         | 10/31/94 |           10,060 |         10,060 |          10,008 |
           10/31/95 |           10,128 |         10,142 |           9,971 |
         | 10/31/96 |           11,405 |         11,440 |          11,014 |
         |----------|------------------|----------------|-----------------|


          * Source: Lipper Analytical Services, Inc.






          COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
          DREYFUS INSTITUTIONAL S&P 500 STOCK INDEX FUND AND THE
          STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX


          EXHIBIT A:
          __________________________________________________
         |                DREYFUS     |                    |
         |             INSTITUTIONAL  |     STANDARD       |
         |                S&P 500     |    & POOR'S 500    |
         |  PERIOD         STOCK      |  COMPOSITE STOCK   |
         |              INDEX FUND    |   PRICE INDEX *    |
         |----------------------------|--------------------|
         |  9/30/93           100,000 |            100,000 |
         | 10/31/93           102,300 |            102,070 |
         | 10/31/94           105,877 |            106,010 |
         | 10/31/95           133,145 |            134,000 |
         | 10/31/96           164,799 |            166,274 |
         |____________________________|____________________|

          * Source: Lipper Analytical Services, Inc.







COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
PREMIER BALANCED FUND CLASS R SHARES WITH THE STANDARD
& POOR'S 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN
BROTHERS INTERMEDIATE GOVERNMENT / CORPORATE BOND INDEX,
THE LIPPER BALANCED FUNDS INDEX AND A HYBRID INDEX



EXHIBIT A:

                       STANDARD     LEHMAN
                       & POOR'S    BROTHERS
           PREMIER       500        INTER.
           BALANCED   COMPOSITE    GOVT. /                LIPPER
             FUND       STOCK        CORP.               BALANCED
 PERIOD    (CLASS R     PRICE        BOND     HYBRID       FUNDS
           SHARES)      INDEX*      INDEX**   INDEX***    INDEX*

 9/15/93      10,000      10,000       10,000    10,000     10,000
10/31/93      10,180      10,128       10,068    10,104     10,125
10/31/94      10,249      10,519        9,874    10,261     10,063
10/31/95      12,449      13,297       11,112    12,423     11,833
10/31/96      14,813      16,499       11,758    14,603     13,546

*     Source: Lipper Analytical Services, Inc.
**   Source: Lehman Brothers
*** Source: Lipper Analytical Services, Inc. and Lehman Brothers



 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
 IN PREMIER LIMITED TERM INCOME FUND CLASS R SHARES
 WITH THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT /
 CORPORATE BOND INDEX AND THE LEHMAN BROTHERS AGGREGATE
 BOND INDEX

 EXHIBIT A:
 ______________________________________________________________
|                PREMIER           LEHMAN      |
|                LIMITED          BROTHERS     |
|                 TERM          INTERMEDIATE   |    LEHMAN
|                INCOME        GOVERNMENT /    |   BROTHERS
|  PERIOD         FUND           CORPORATE     |    AGGREGATE
|               (CLASS R            BOND       |     BOND
|                SHARES)           INDEX*      |    INDEX*
|----------------------------------------------|---------------
|  7/11/91            10,000            10,000 |        10,000
| 10/31/91            10,550            10,601 |        10,686
| 10/31/92            11,511            11,662 |        11,736
| 10/31/93            12,584            12,821 |        13,130
| 10/31/94            12,275            12,573 |        12,648
| 10/31/95            13,761            14,150 |        14,627
| 10/31/96            14,466            14,972 |        15,482
 ----------------------------------------------|---------------

 *Source: Lehman Brothers


 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
 IN PREMIER SMALL COMPANY STOCK FUND CLASS A SHARES AND
 CLASS R SHARES AND THE RUSSELL 2500 INDEX


 EXHIBIT A:
 ___________________________________________________
|              PREMIER       PREMIER
|               SMALL         SMALL
|              COMPANY       COMPANY
|  PERIOD     STOCK FUND    STOCK FUND      RUSSELL
|              (CLASS A      (CLASS R         2500
|              SHARES)       SHARES)         INDEX*
|---------------------------------------------------
|  9/2/94           9,551        10,000      10,000
| 10/31/94          9,618        10,070       9,915
| 10/31/95         12,533        13,162      12,033
| 10/31/96         14,941        15,719      14,294
|---------------------------------------------------


*Source: The Frank Russell Company